UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

Deep Medicine Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40970	85-3269086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

595 Madison Avenue, 12th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 289-2776

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DMAQ	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Class A Common Stock	DMAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed in the Current Report on Form 8-K of Deep Medicine Acquisition Corp., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 24, 2023, the Company entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) with DMAC Merger Sub Inc., a Nevada corporation and newly formed wholly-owned subsidiary of the Company (“Merger Sub”), Bright Vision Sponsor LLC, a Delaware limited liability company, solely in the capacity as the representative from and after the effective time of the Merger (as defined in the Restated Merger Agreement) (the “Effective Time”) for the stockholders of the Company (other than the TruGolf stockholders) (the “Purchaser Representative”), TruGolf, Inc., a Nevada corporation (“TruGolf”) and Christopher Jones, an individual, solely in his capacity as the representative from and after the Effective Time for the TruGolf stockholders (the “Seller Representative”).

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is a press release issued by the Company announcing the filing of its registration statement on Form S-4 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Business Combination Agreement and Business Combination.

The information in this Item 7.01 and Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the Merger Agreement and the proposed Business Combination, the Company has filed the Registration Statement with the U.S. Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement/prospectus, and plans on filing a definitive proxy statement/propesctus with respect to the solicitation of proxies for the special meeting of stockholders of the Company to vote on the Business Combination (the “Proxy Statement/Prospectus”). A full description of the terms of the Merger Agreement and business combination is included in the Registration Statement. The Company urges its investors, stockholders and other interested persons to read, the preliminary Proxy Statement/Prospectus, and when available, the definitive Proxy Statement/Prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, TruGolf and the Business Combination. The definitive Proxy Statement/Prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Once available, stockholders will also be able to obtain a copy of the definitive Proxy Statement/Prospectus, and other documents filed with the SEC, without charge, by directing a request to: Deep Medicine Acquisition Corp. 595 Madison Avenue, 12th Floor, New York, NY 10017, (917) 289-2776 or on the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and TruGolf, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed Business Combination. The Company’s stockholders and other interested persons may obtain more detailed information about the names and interests of these directors and officers of the Company and TruGolf in the Business Combination will be set forth in filings with the SEC, including when filed, the definitive Proxy Statement/Prospectus. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of DMAQ’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of DMAQ; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Merger Agreement following the announcement of the entry into the Merger Agreement and proposed Business Combination; (v) the ability of the parties to recognize the benefits of the Merger Agreement and the Business Combination; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue (vii) statements regarding TruGolf’s industry and market size, (viii) financial condition and performance of TruGolf, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of DMAQ’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of TruGolf, and (ix) those factors discussed in DMAQ’s filings with the SEC and that that will be contained in the definitive proxy statement / prospectus relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the definitive proxy statement / prospectus and other documents to be filed by DMAQ from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while TruGolf and DMAQ may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. Neither of TruGolf or DMAQ gives any assurance that TruGolf or DMAQ, or the combined company, will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Current Report on Form 8-K will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release dated August 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2023	DEEP MEDICINE ACQUISITION CORP.

	By:	/s/ Humphrey P. Polanen
	Name:	Humphrey P. Polanen
	Title:	Chief Executive Officer